EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CHURCHILL DOWNS INCORPORATED AND MAGNA ENTERTAINMENT CORP.
ANNOUNCE CUSTOMER-FOCUSED AGREEMENTS

AURORA, Ontario/LOUISVILLE, Ky. (March 5, 2007) — North America’s leading horse racing companies, Churchill Downs Incorporated (NASDAQ: CHDN) (“Churchill Downs”) and Magna Entertainment Corp. (NASDAQ: MECA; TSX: MEC.A) (“Magna Entertainment”) today announced a series of customer-focused agreements.

Through the agreements, Magna Entertainment and Churchill Downs hope to accomplish four objectives:

1.              Foster an open and competitive business environment where horse racing content is readily available to customers through a wide variety of distribution points and wagering platforms;

2.              Create an innovation-based environment of sustainable growth for the North American horse racing industry domestically and internationally;

3.              Enhance wagering integrity and security to address horse racing signal piracy and ensure content creators are compensated; and

4.              Benefit the horsemen and racetracks that together create racing content through new industry growth.

The specific agreements are as follows:

Churchill Downs and Magna Entertainment Form Media Management Company, TrackNet Media Group LLC, to Buy Content from and Sell Content to Third Parties

Churchill Downs and Magna Entertainment have formed a joint venture called TrackNet Media Group LLC (“TrackNet Media”) through which the full breadth of the companies’ respective horse racing content will be available to each company’s various distribution platforms, including Magna Entertainment’s advance deposit wagering (“ADW”) platform, XpressBet® (www.xpressbet.com), a Churchill Downs-owned ADW platform, www.twinspires.com, under development, and to third parties, including racetracks, OTBs, casinos and other ADW providers. TrackNet Media will also purchase horse racing content from third parties to make available through Churchill Downs’ and Magna Entertainment’s respective distribution platforms. Both companies believe that a single organization performing these important functions will promote optimal distribution of content across a broader spectrum of platforms, including ADW providers, international outlets and distributors that offer rebates. By creating a single cost-effective organization to more efficiently buy and sell racing content. TrackNet Media will have the resources to pursue wagering integrity and security objectives, with a view toward generating revenue for horsemen and racetracks that create content.

“Both Churchill Downs and Magna Entertainment believe that our industry must embrace change and drive innovation to make our products more appealing to our customers,” said Churchill Downs’ President and Chief Executive Officer Robert L. Evans. “We believe that our customers and our industry will benefit from broader distribution of our racing signals and that integrity and security with respect to our signals is paramount. We hope other content owners will endorse our approach in similar reciprocal agreements with TrackNet Media to ensure the broadest possible distribution of racing content to markets worldwide.”

“To better serve our customers and grow the financial return for our horsemen, Magna Entertainment and Churchill Downs believe the time has come to make our simulcast content available through as many trusted and eligible distribution platforms as possible,” said Magna Entertainment Chief Executive Officer Michael

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Neuman. “In doing so, we can maximize the content available to customers and the revenue available to the horsemen and racetracks who create the industry’s content.”

Churchill Downs Purchases 50-Percent Interest in HRTV™

In addition, Churchill Downs has purchased a 50-percent interest in Magna Entertainment’s horse racing TV channel, HRTV™. Both Churchill Downs and Magna Entertainment will work to offer as much of their respective live export simulcast content as possible on HRTV™ and will actively explore how the television medium can be used to more effectively serve horse racing customers — and the industry as a marketing vehicle. HRTV™ will seek additional content providers who wish to televise their horse racing content alongside the Churchill Downs and Magna Entertainment content.

As part of its 2007 offerings, HRTV™ will broadcast “Target Louisville,” a 30-minute television program highlighting the training, workouts and final preparations of Kentucky Derby contenders. “Target Louisville” will air daily during the week leading up to the 133rd Kentucky Derby at Churchill Downs.

“With the inclusion of Churchill Downs-owned racing content on HRTV™, this television channel becomes a significant destination for horse racing fans,” continued Neuman. “With Magna Entertainment and Churchill Downs serving as anchor tenants, HRTV™ represents a subscriber acquisition opportunity for carriers and a distribution opportunity for content providers to consider as their television rights become available.”

Churchill Downs to Launch ADW Service, www.twinspires.com

Churchill Downs is currently developing its own ADW platform, www.twinspires.com, which will launch later this year. The site will offer racing fans the opportunity to watch and wager on Churchill Downs- and Magna Entertainment-owned racing content as well as other racing content made available through TrackNet Media licensing agreements. Customers can visit www.twinspires.com to learn more about its future offerings and sign up for e-mail alerts. Churchill Downs will share more information about www.twinspires.com, including the target date for launch, with customers and members of the media in the next few weeks.

One of the primary focuses for the companies’ joint venture, TrackNet Media, will be enhanced wagering integrity. TrackNet Media will invest significant resources to better monitor the entities that have access to the companies’ racing content and wagering pools. TrackNet Media staff will work closely with domestic and international outlets licensed to simulcast and accept wagers on TrackNet Media-licensed products to ensure that content offered through TrackNet Media is being used appropriately and in ways that provide compensation to the horsemen and racetracks that produce the content. Third parties will not be allowed to sublicense TrackNet Media content to other tracks, OTBs, casinos, rebate shops or ADW providers, thereby reducing the risk of horse racing signal piracy and other integrity issues.

Both Churchill Downs and Magna Entertainment will continue to honor all existing contractual obligations with respect to their content. TrackNet Media’s ability to license simulcast content from Churchill Downs-owned racetracks to ADW providers other than the Television Games Network (“TVG”) will commence with the expiration of those tracks’ individual TVG agreements. TrackNet Media will have immediate access to racing signals from Churchill Downs racetrack for its 2007 Spring Meet, which begins April 28, and to signals from Fair Grounds Race Course when the track begins its 2007-08 meet in November 2007. TVG will continue to have access to simulcast content from Arlington Park through Aug. 6, 2007, and from Calder Race Course through the end of its 2007-08 racing season, which ends Jan. 2, 2008.

Churchill Downs 2007 Spring Meet will be available on HRTV™. Arlington Park, Calder Race Course and Fair Grounds Race Course will join the HRTV™ line-up as their respective TVG contracts expire.

“We believe the business initiatives we’re launching will benefit customers in many ways, including the optimal distribution of simulcast content originating from Churchill Downs- and Magna Entertainment-owned racetracks to other tracks, OTBs, casinos and ADW providers,” said Evans. “We hope other content providers and content licensees will follow our example, and make their content available as well.

“The transition to a new and more competitive business model may cause some temporary disruptions for some customers. We acknowledge that and want to apologize in advance for any inconvenience to them. In the end, we believe customers will benefit greatly from the approach we’re taking, and we appreciate their patience and understanding.”

TrackNet Media will be headquartered in Louisville, Ky. TrackNet Media and HRTV™ will have offices in Louisville and Arcadia, Calif. Scott Daruty, formerly the chief U.S. counsel for Magna Entertainment, will serve as TrackNet Media’s chief executive officer. Patrick Troutman, who served as vice president and general manager for the Churchill Downs Simulcast Network (“CDSN”) and Churchill Downs Simulcast Productions, will serve as TrackNet Media’s executive vice president. Current members of CDSN’s support staff will join TrackNet Media, as will certain members of MEC’s simulcast operations.

Representatives from Magna Entertainment, Churchill Downs and TrackNet Media will discuss their new customer-focused partnership in a teleconference with members of the media today (March 5) at 10 a.m. EST. Journalists may participate in the teleconference by dialing (866) 713-8565 or (617) 597-5324 for international participants and entering the pass code 30351265 at least 10 minutes before the appointed time.

Churchill Downs Incorporated (“Churchill Downs”), headquartered in Louisville, Ky., owns and operates world-renowned horse racing venues throughout the United States. Churchill Downs’ five racetracks in Florida, Illinois, Indiana, Kentucky and Louisiana host many of North America’s most prestigious races, including the Kentucky Derby and Kentucky Oaks, Arlington Million, Princess Rooney Handicap, Louisiana Derby and Indiana Derby. Churchill Downs-owned racetracks have hosted seven Breeders’ Cup World Championships. Churchill Downs also owns off-track betting facilities and has interests in various television production, telecommunications and racing services companies that support Churchill Downs’ network of simulcasting and racing operations. Churchill Downs trades on the NASDAQ Global Select Market under the symbol CHDN and can be found on the Internet at www.churchilldownsincorporated.com.

Magna Entertainment is North America’s largest owner and operator of horse racetracks, based on revenue, including such major venues as Santa Anita Park, Gulfstream Park and Pimlico Race Course, home of the Preakness Stakes, the middle jewel of racing’s Triple Crown. It develops, owns and operates horse racetracks and related pari-mutuel wagering operations, including off-track betting facilities. Magna Entertainment also develops, owns and operates casinos in conjunction with its racetracks where permitted by law. Magna Entertainment owns and operates AmTote International, Inc., a provider of totalisator services to the pari-mutuel industry, XpressBet®, a national Internet and telephone account wagering system, as well as MagnaBet™ internationally. Magna Entertainment trades on the NASDAQ Global Select Market under the symbol MECA and the Toronto Stock Exchange under the symbol MEC.A and can be found on the Internet at www.magnaent.com.

Magna Entertainment and Churchill Downs previously formed a joint venture with Racing UK, a media rights company and subscription television channel owned by 31 leading British racecourses, to operate the international television channel Racing World, which brings the best North American and international racing five days a week, six hours a day to British and Irish viewers.  British and Irish customers can wager though the British bookmaker Victor Chandler. Racing World plans to continue to add additional bookmakers throughout 2007.

HRTV™ is a 24-hour television network providing up to 15 hours per day of wire-to-wire coverage of live horse racing action from more than 70 thoroughbred, harness and quarter horse racetracks in the United States, Canada and Australia. The award-winning network is available from major satellite and cable companies throughout the country. Additional background information on HRTV can be found on www.hrtv.com.

Information set forth in this news release contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and forward-looking information as defined in the Securities Act (Ontario) (collectively referred to as “forward-looking statements”). The Private Securities Litigation Reform Act of 1995 and the Securities Act (Ontario) provides certain “safe harbor” provisions for forward-looking statements. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.  Forward-looking statements speak only as of the date the statement was made. Churchill Downs and Magna Entertainment assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently.  Although MEC and Churchill Downs believe that the expectations reflected in such forward-looking statements are reasonable, Churchill Downs and Magna Entertainment can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our companies’ racing operations; the impact of gaming competition (including lotteries and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in those markets in which our companies operate; the impact of live racing day competition with other racetracks in the jurisdictions in which our companies operate; costs associated with  our companies’ efforts in support of alternative gaming initiatives; costs associated with Customer Relationship Management or other marketing initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; resistance to our business strategies; a substantial change in allocation of live racing days; our companies’ continued ability to effectively compete for the country’s top horses and trainers necessary to field high-quality horse racing; our companies’ continued ability to grow our share of the interstate simulcast market; our companies’ ability to execute acquisition strategies and to complete or successfully operate planned expansion projects; our companies’ ability to successfully complete any divestiture transaction; our companies’ ability to adequately integrate acquired businesses; market reaction to our companies’ expansion projects; any business disruption associated with facility renovations or construction at our companies’ operations; the loss of industry totalisator companies or their inability to provide our companies with assurance of the reliability of their internal control processes through Statement on Auditing Standards No. 70 audits or to keep their technology current; the need for various alternative gaming approvals in states where our companies operate; our companies’ accountability for environmental contamination; the loss of key personnel; the impact of natural disasters, including severe weather on our companies’ operations and the extent of our companies’ property and business interruption insurance coverage for any related losses; any business disruption associated with a natural disaster and/or its aftermath; and the volatility of our companies’ stock price.

For more information, contact:

Churchill Downs Incorporated

Julie Koenig Loignon

Phone: (502) 636-4502

E-mail:  juliek@kyderby.com

Magna Entertainment Corp.

Mike Gathagan

Phone: (310) 470-5461

E-mail:  mgathagan@marylandracing.com

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